UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

September 8, 2006 (August 1, 2006)

Date of Report (Date of Earliest Event Reported)

ALERIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Aleris International, Inc. (“Aleris”) Current Report on Form 8-K originally filed on August 7, 2006, is being filed solely to provide historical financial statements of the downstream aluminum business (the “Fabricator Group”) of Corus Group plc (“Corus”), which included Corus’s aluminum rolling and extrusion businesses but not Corus’s primary aluminum smelters, and pro forma financial information related to the acquisition of the Fabricator Group, all as required by item 9.01 of Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Fabricator Group Audited Combined Financial Statements

Independent Auditors’ Report

Combined Income Statement for the Years Ended December 31, 2005 and 2004

Combined Balance Sheet as of December 31, 2005 and 2004

Combined Statement of Recognised Income and Expense for the years ended December 31, 2005 and 2004

Combined Cash Flow Statement for the Years Ended December 31, 2005 and 2004

Presentation of Combined Financial Statements and Accounting Policies

Notes to Combined Financial Statements

Fabricator Group Unaudited Combined Financial Statements

Combined Income Statement for the Three and Six Months Ended June 30, 2006 and 2005

Combined Balance Sheet as of June 30, 2006 and December 31, 2005

Combined Statement of Recognised Income and Expense for the Three and Six Months Ended June 30, 2006 and 2005

Combined Cash Flow Statement for the Six Months Ended June 30, 2006 and 2005

Presentation of Combined Report and Accounting Policies

Notes to the Combined Interim Report

(b)	Unaudited Pro Forma Financial Information

Definitions and Use of Certain Terms

The Transactions

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2006

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 2006 and the Year Ended December 31, 2005

Notes to Unaudited Pro Forma Condensed Combined Statements of Operations

(c)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Combined Financial Statements of the Fabricator Group for the Years Ended December 31, 2005 and 2004

99.2	Unaudited Combined Financial Statements of the Fabricator Group for the Three and Six Months Ended June 30, 2006 and 2005

99.3	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2006

Aleris International, Inc.

By:	/s/ Michael D. Friday
Michael D. Friday
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Combined Financial Statements of the Fabricator Group for the years ended December 31, 2005 and 2004

99.2	Unaudited Combined Financial Statements of the Fabricator Group for the Three and Six Months ended June 30, 2006 and 2005

99.3	Unaudited Pro Forma Financial Information